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Slide 1:
Investor Presentation
April 2010

Slide 2:
Forward Looking Statements

Statements contained herein that are not historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended.  Those statements include statements regarding the intent, belief or current expectations of Chembio and its management. Such statements reflect management's current views, are based on certain assumptions and involve risks and uncertainties. Actual results, events, or performance may differ materially from the above forward-looking statements due to a number of important factors, and will be dependent upon a variety of factors, including, but not limited to, Chembio’s ability to obtain additional financing and the demand for Chembio's products.  Chembio undertakes no obligation to publicly update these forward-looking statements to reflect events or circumstances that occur after the date hereof or to reflect any change in Chembio's expectations with regard to these forward-looking statements or the occurrence of unanticipated events. Factors that may impact Chembio's success are more fully disclosed in Chembio's most recent public filings with the U.S. Securities and Exchange Commission.

Slide 3:
•	Medford, NY Manufacturer of Point of Care Rapid Diagnostic Tests
•	2009 Total Revenues of $13.8MM - $309K Net Income v. $11.0MM Rev. - $1.9MM Net Loss in 2008
•	Five Year Revenue CAGR of 33%
•	148% Revenue Increase, to $5.3MM in 2009, of FDA Approved Rapid HIV Tests Marketed in U.S. by Inverness Medical
•	New OEM & Branded Product Pipeline Utilizing Chembio’s Patented DPP® Technology

Slide 4:
Organization & Management Team
Lawrence Siebert, CEO & Chairman
Richard Larkin, CFO
Javan Esfandiari, Sr. VP R&D
Rick Bruce, VP Operations
Tom Ippolito, VP Reg., QA/QC
Sandy Speer, Dir. Client Serv.
Dr. Gary Meller, Director
Katherine Davis, Director
Total Employment Approx . 100
S, G&A 7
Ops. 69
R&D 18
Reg. & Clinical, QA & QC 7

Slide 5:
Regulatory Approvals Provide Access to
Large, Diverse & Global POCT Markets

Two FDA-Approved  PMA’s
USDA-Approved Facility & Product Licenses
ISO Certified for Global Markets

Slide 6:
$7B Global Point of Care Test (POCT) Market

Europe $3,254 (52%), U.S. Hosp. $1,772 (28%), U.S. Decentralized sites $591 (9%), etc

At 7% Projected Increases, even with Large Low-Growth Segments (e.g., Glucose), Global POCT Market is Fastest Growing Segment of $39.5B In-Vitro Diagnostics Market, Projected to Reach $8.8B by 2012
Source: Independent Market  Research Report

Slide 7:
POCT Market Drivers
•	Reduce Patient Stays and Costs, Improve Patient Outcomes with Prompt & Early Diagnosis

–	Improves Therapeutic Intervention
–	Prevent Needless Admissions
–	Simplify Testing Procedures to Reduce Testing Costs
–	Avoid Delays from Central Lab Batching
–	Eliminate Need for Return Visit

Slide 8:

Our Current LF and Planned DDP®Products Participate in Large & Gorwing U.S. POCT Market Segments

2008
Market Segments &Annual Sales
Near Term Growth Rates for Selected Markets
(see PDF for More Details)

Slide 9:

2009 Revenue Composition
2009 Total Revenue $13,834,248

LF-HIV, Int’l - $5,552,947 (40%), LF-HIV-U.S. - $5,240,000 (38%), Other - $960,016 (7%), R&D $1,339,859 (10%), DPP $619,530 (6%), Royalty Income $121,896 (1%).

Slide 10:

FDA Approved Rapid HIV Tests
Distributed in US Exclusively by Inverness Medical
•	148% YTD Increase in 2009 -$5.3MM v. $2.1MM

–	Gains Based Upon Market Expansion and Increased Market Share
•	Competitive Features

–	CLIA Waived
–	Two Formats

–	99.7% Sensitivity; 99.9% Specificity
–	Proprietary Formulation Enables 24 Month Stability

–	Strong Marketing Partner

Slide 11:

Chembio’s Rapid HIV Tests
are Distributed Globally

•	Approved for Procurements by UN,WHO, CDC/USAID (PEPFAR)
•	Registered/Approved in several countries in South America, Asia, and Africa

Slide 12:

PATENTED DUAL PATH PLATFORM (DPP®)
KEY DESIGN AND PERFORMANCE ADVANTAGES vs. LATERAL FLOW

•	Independent Sample Flow Path Enables Improved Sensitivity & Use of More Challenging Sample Types
•	Improved Multiplexing Facilitated by Direct Binding, Uniform Delivery of Samples

•	US Patent #7,189,522. Patent Protection Pending Worldwide

Slide 13:
DPP® HIV 1/2 Oral Fluid Assay

•	$60MM/6MM UnitsUS Market Growth in 2009
•	International Studies Completed in 2009
•	US Clinical Trials Commencing Q1 2010
•	Anticipate PMA approval mid-2011
•	OTC Opportunity

Slide 14:

DPP® Syphilis Screen & Confirm
•	First POCT For Syphilis In US – Estimate $30MM Market
•	Provides Better Indication Of Active Disease

•	Enables Confirmation & Treatment At POC
•	Pre-natal Testing

• International Evaluation Ongoing • Anticipate 510(K) Clearance in Early 2011

Developed in collaboration with the U.S. Centers for Disease Control

Slide 15:
In Development: DPP® INFLUENZA
Multiplex Flu A & B Test & 6 Strain Immunity Test

–	Large Established Market for Flu A&B tests
–	Chembio’s First Antigen Detection Test with DPP
–	Prototype Shows Improved Performance v. Established Tests
–	In Addition: $900,000 Contract signed Dec. 2009 with CDC for 6-band Multiplex Immune Status Test

Slide 16:

In Development: Hepatitis-C (HCV) & HIV/HCV Comb. Oral Fluid

•	Estimated 3MM HCV Infections in US
–	Only 22% Diagnosed

–	25% Co-infection with HIV
–	Major Cause of Liver Disease

–	New therapeutics from Vertex, etc. will drive demand for Dx
•	No HCV Point of Care Test in US

•	Chembio Participating in Pre-Clinical CDC Study with both prototypes – Expect Data in First Half 2010

Slide 17:
OEM Contracts with FIOCRUZ

•	Four Products Under OEM Agreements with Bio-Manguinhos, Brazil
–	Completed $8MM Tech. Transfer Program with Chembio 2004-2009
•	Anticipate Regulatory Approval in Brazil of Three Products During First Half 2010
–	Potential Annual Revenues of ~$3MM 2010-2012 (total $12MM)

Slide 18:

OEM Products Overview
(See PDF Image for Details)

Three Year, $3MM Phase II NIH Grant for Leptospirosis Awarded June 2009.  Several Other Grants Active and Additional Grant Applications Pending

Slide 19:                                 Chembio Branded Products Pipeline

(See PDF Image for Details)

Slide 20:                              Selected Comparative Historical Financial Results
2005-2009

	For the Years Ended
(000s)	2009	2008	2007	2006	2005
Total Revenues	$13,834	$11,050	$9,231	$6,503	$3,941
Cost of sales	7,974	7,198	6,435	4,894	2,996
Gross Profit	5,860	3,852	2,796	1,609	945
	42.4%	34.9%	30.3%	24.7%	24.0%
R&D Expense	2,884	2,605	1,907	1,402	1,365
SG&A Expense	2,659	3,317	3,765	4,787	2,878
Operating Income (Loss)	317	(2,071)	(2,876)	(4,580)	(3,298)
Other Inc. (Expense)	(8)	122	249	(415)	46
Net Income (Loss) - Stkhldrs	309	(1,949)	(2,627)	(4,995)	(3,252)
Pref. Stock Expenses	-	-	5,645	3,210	3,517
Net Income Loss	$309	$(1,949)	$(8,272)	$8,205)	$(6,769)
Net Income (Loss) - per Share	$0.00	$(0.03)	$(0.57)	$(0.80)	$(0.88)
Avg. No. Shares (Millions)	61.946	61.267	14.608	10.293	7.705
Working capital	$1,494	$1,664	$3,229	$5,113	$831
Total assets	6,315	5,915	6,585	7,907	3,016
Total liabilities	3,227	3,338	2,322	2,297	1,964
Equity (Deficit)	3,088	2,577	4,263	(940)	1,053

Slide 21:

Selected Comparative Quarterly Financial Results

	Three Mos Ended
(000s)	Dec. 30, 2009	Dec. 30, 2008
Total Revenues	$3,551	$2,451
Cost of sales	1,920	1,836
Gross Profit	1,631	615
	45.9%	25.1%
R&D Expense	756	653
SG&A Expense	657	620
Operating Income (Loss)	218	(658)
Other Inc. (Expense)	(1)	108
Net Income (Loss) - Stkhldrs	217	(550)
Pref. Stock Expenses	-	-
Net Income Loss	$217	$(550)
Net Income (Loss) - per Share	$0.00	$(0.00)
Avg. No. Shares (Millions)	61.951	61.945
Working capital	$1,494	$1,664
Total assets	6,315	5,915
Total liabilities	3,227	3,338
Equity (Deficit)	3,088	2,577

Slide 22:

Selected Balance Sheet Data
($000s)
Balance Sheet Data	Dec '09	Dec. '08
Cash	$1,068	$1,212
Accts. Receivable	1,776	809
Inventories	1,556	1,819
Other Current Assets	267	225
Total Current Assets	4,667	4,066
Net Fixed Assets	580	881
Other Assets	1,068	968
Total Assets	6,315	5,915
Total Current Liab.	3,173	2,402
Total Other Liab.	54	936
Total Liabilities	3,227	3,338
Total Equity	3,088	2,577
Total Liabilities & Shareholders Equity	6,315	5,915

Slide 23:

CEMI Selected Share Data

(see PDF for details)
Options and Warrants:
Ticker Symbol(OTCBB) CEMI
Price 4/20/2010 $0.225
52 Week High $0.390
52 Week Low $0.100
Outstanding Shares(MM) 62.0
Market Capitalization $14.0
Fully Diluted (FD) Shares 70.7
Management Holding-FD 11.2
Average Volume(3 Mos) 139,900
Options and Warrants (MM)		Avg. Ex. Price
Options (4.11MM held by mgmt. & board)	5.96	$0.16
Warrants - Exp.Dates
10/6/2011	2.64	$0.48
2/5/2012	.07	$0.81
Total Warrants	2.71
Total Options & Warrants	8.67

Slide 24:

www.chembio.com